UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2008

Sport Supply Group, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-15289	22-2795073
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 Diplomat Drive, Farmers Branch, Texas	75234
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 484-9484

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On January 16, 2008, Adam Blumenfeld, Chief Executive Officer and John Pitts, Chief Financial Officer of Sport Supply Group, Inc. will be making a presentation at the Cowen and Company 6th Annual Consumer Conference in New York, New York. A copy of the presentation as well as a press release highlighting Sport Supply Group’s future opportunities is attached to this Current Report on Form 8-K as Exhibit 99.1 and 99.2, respectively, and is incorporated solely for purposes of this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01, including Exhibit 99.1 and 99.2, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1     January 16, 2008 Cowen and Company 6th Annual Consumer Conference Presentation.

Exhibit 99.2     Press Release dated January 16, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sport Supply Group, Inc.

January 15, 2008	By:	John E Pitts
Name: John E Pitts
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

99.1	January 16, 2008 Cowen and Company 6th Annual Consumer Conference Presentation.

99.2	Press Release dated January 16, 2008.